SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                Amendment  No. 3


                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported):    September 2, 2005

                          Commission File No. 000-28813

                            NEW CENTURY ENERGY CORP.
             (Exact name of registrant as specified in its charter)

                                    COLORADO
         (State or other jurisdiction of incorporation or organization)

                                   93-1192725
                      (IRS Employer Identification Number)

                           5851 SAN FELIPE, SUITE 775
                              HOUSTON, TEXAS 77057
                    (Address of principal executive offices)

                         EDWARD R. DESTEFANO, PRESIDENT
                            NEW CENTURY ENERGY CORP.
                           5851 SAN FELIPE, SUITE 775
                              HOUSTON, TEXAS 77057
                     (Name and address of agent for service)

                                 (713) 266-4344
          (Telephone number, including area code of agent for service)

     This third Amended Report on Form 8-K is being filed by the Registrant to include additional information in the attached financial statements on the Statements of Income and Owners' Net Investment and the Statement of Cash Flows for the Acquired Mineral Interests of the Lindholm-Hanson Gas Unit and Wells with a September 19, 2004 comparative period and to revise the Results of Operations in the Management and Discussion Analysis section. The Registrant is also amending this Form 8-K to include additional information in the attached financial statements regarding Note 3 - Supplemental Oil and Gas Information (Unaudited) and to update the Pro forma financial information to include the affects of income tax expense on the pro forma combined consolidated balance sheet as of September 30, 2005 and on the pro forma combined consolidated statement of income (loss) for the period ended September 30, 2005 and the year ended December 31, 2004. Note 5 - Subsequent Events has also been updated with current information. Additionally, the Registrant has revised the sections entitled "Results of Operations" and "Liquidity and Capital Resources" in connection with the updated information provided in the financial statements contained herein to provide a more detailed disclosure of the financial information presented; however, the Registrant has not included information in the section entitled "Liquidity and Capital Resources" regarding the Registrant's most recent financial information or events which have occurred subsequent to its original Form 8-K filing under this section, and investors are urged to review the Registrant's most recent periodic reports and reports on Form 8-K filings for updated information regarding the Lindholm-Hanson Gas Unit and the Registrant's operations.

--------------------------------------------------------------------------------

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     Effective September 2, 2005, New Century Energy Corp. (the "Company," "we," "us"), entered into a Purchase and Sale Agreement ("Agreement") with Pat Baker, D/B/A Baker Exploration Company; The Sebastian Revocable Trust; George R. Smith Revocable Trust; and George Smith Family Limited Partnership, D/B/A GSTX Limited Partnership, collectively the "Sellers." Pursuant to the Agreement, we agreed to purchase certain interests in leases that have been pooled into the Lindholm-Hanson Gas Unit together with interests in certain contiguous leases, for an aggregate of $8,750,000, subject to our receipt of such money. The interests to be purchased total a 7.25 percent working interest and a 5.4375 percent net revenue interest in the leases.

     The closing date for the purchase was September 19, 2005 (the "Closing"), as described below under "Item 2,01 Completion of Acquisition or Disposition of Assets."

     The effective date of the sale of the Sellers' interests was July 1, 2005 (the "Effective Date"). At the Closing, the Sellers paid us the aggregate amount of the proceeds actually received by Sellers and attributable to production during the period between the Effective Date and the Closing (the "Adjustment Period") of (i)the proceeds from the sale of oil, gas and hydrocarbons net of gathering processing and transportation costs, and any production, severance, sales or excise and similar taxes not reimbursed to Sellers by the purchaser of production, and (ii)other proceeds earned with respect to the purchased leases during the Adjustment Period. Additionally, Sellers shall pay us all ad valorem taxes prorated to Sellers and assumed by us and an amount equal to all costs attributable to the ownership and operation of the purchased leases which are paid by Sellers and incurred at or after the Effective Date, which ad valorem taxes are still being calculated as of the date of this report.

     Additionally, under the Agreement, we agreed to assume all duties and obligations of the Sellers, express and implied, with respect to the purchased interests, including those arising under any lease, contract, agreement, document, permit, applicable law, statute or rule, regulation, or order of any governmental authority and defend, indemnify and hold Sellers harmless from and pay or reimburse Sellers for any and all claims in connection with the duties and obligations of Sellers in connection with the ownership of the interests, before or after the Effective Date, except (a) to the extent any such claim has been asserted against Sellers prior to the Effective Date, (b) as set forth in the Agreement, or (c) any claim is expressly assumed by Sellers.

     We also agreed to defend, indemnify and hold Sellers harmless from and pay or reimburse Sellers for any and all claims for damage to the environment, environmental cleanup, remediation or compliance, or for any other relief, arising directly or indirectly from or incident to the use, occupation, operation, maintenance or abandonment of any of the interests, or condition of the interests, whether latent or patent, including without limitation, contamination of the property or premises with Naturally Occurring Radioactive Materials (NORM), whether such claim was caused by Sellers negligence or strict liability, whether in law or equity, excluding Sellers, Sellers' agents, employees or contracts gross negligence or willful misconduct.

     The Agreement called for certain assets to be excluded from the sale of the leases including:

     A) All minute books, tax returns, partnership documents of Sellers and their business records not related to the purchased interests;
     B) All records that were (i) proprietary in nature, (ii) covered by the attorney-client privilege or work product doctrine, (iii) not readily severable from Sellers' general records, or (iv) required by applicable law to be retained by Sellers;
     C) All rights and claims arising, occurring, or exiting in Sellers prior to the Effective Date including, but not limited to, any and all contract rights, claims penalties, receivables, revenues, recoupment rights, rights or reimbursement, audit rights, recovery rights (excepting gas imbalances), accounting adjustments, mispayments, erroneous payments or other claims of any nature relating solely to any time period prior to the Effective Date.
     D) Any claims, rights and interest of Sellers or any of Sellers' affiliates in and to any refunds of taxes or fees of any nature whatsoever which relate solely to and arise out of the period prior to the Effective Date.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

     We closed the September 2, 2005 Purchase and Sale Agreement with the Sellers" on September 19, 2005 (the "Closing"), and purchased a 7.25 percent working interest and a 5.4375 percent net revenue interest in certain leases which have been pooled into the Lindholm-Hanson Gas Unit.

     We obtained the $8,750,000 in funding required for the purchase of the interests described above under "Item 1.01 Entry Into a Material Definitive Agreement," above, through the entry into a Securities Purchase Agreement with and the sale of a Secured Term Note for $9,500,000 to Laurus Master Fund, Ltd., on September 19, 2005, as disclosed in greater detail in our Report on Form 8-K filed with the Commission on September 22, 2005.

MANAGEMENT'S  DISCUSSION  AND  ANALYSIS

     THE FOLLOWING MANAGEMENT'S DISCUSSION AND ANALYSIS OF OPERATIONS CONTAINS FORWARD LOOKING STATEMENTS WHICH INVOLVE RISKS AND UNCERTAINTIES WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACT INCLUDED IN THIS SECTION REGARDING OUR FINANCIAL POSITION AND LIQUIDITY, STRATEGIC ALTERNATIVES, FUTURE CAPITAL NEEDS, BUSINESS STRATEGIES AND OTHER PLANS AND OBJECTIVES OF OUR MANAGEMENT FOR FUTURE OPERATIONS AND ACTIVITIES, ARE FORWARD LOOKING STATEMENTS. THESE STATEMENTS ARE BASED ON CERTAIN ASSUMPTIONS AND ANALYSES MADE BY OUR MANAGEMENT IN LIGHT OF ITS EXPERIENCE AND ITS PERCEPTION OF HISTORICAL TRENDS, CURRENT CONDITIONS, EXPECTED FUTURE DEVELOPMENTS AND OTHER FACTORS IT BELIEVES ARE APPROPRIATE UNDER THE CIRCUMSTANCES. SUCH FORWARD LOOKING STATEMENTS ARE SUBJECT TO UNCERTAINTIES THAT COULD CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM SUCH STATEMENTS. SUCH UNCERTAINTIES INCLUDE BUT ARE NOT LIMITED TO: THE VOLATILITY OF THE OIL AND GAS INDUSTRY; CHANGES IN COMPETITIVE FACTORS AFFECTING OUR OPERATIONS; RISKS ASSOCIATED WITH THE ACQUISITION OF MATURE OIL AND GAS PROPERTIES, INCLUDING ESTIMATES OF RECOVERABLE RESERVES, FUTURE OIL AND GAS PRICES AND POTENTIAL ENVIRONMENTAL AND PLUGGING AND ABANDONMENT LIABILITIES; OUR DEPENDENCE ON KEY PERSONNEL AND CERTAIN CUSTOMERS; RISKS OF OUR GROWTH STRATEGY, INCLUDING THE INHERENT RISK IN ACQUIRING MATURE OIL AND GAS PROPERTIES; OPERATING HAZARDS, INCLUDING THE SIGNIFICANT POSSIBILITY OF ACCIDENTS RESULTING IN PERSONAL INJURY, PROPERTY DAMAGE OR ENVIRONMENTAL DAMAGE; THE EFFECT ON OUR PERFORMANCE OF REGULATORY PROGRAMS AND ENVIRONMENTAL MATTERS INCLUDING POLITICAL AND ECONOMIC UNCERTAINTIES. THESE AND OTHER UNCERTAINTIES RELATED TO OUR BUSINESS ARE DESCRIBED IN DETAIL IN OUR ANNUAL REPORT ON FORM 10-KSB/A FOR THE YEAR ENDED DECEMBER 31, 2004. ALTHOUGH WE BELIEVE THAT THE EXPECTATION REFLECTED IN SUCH FORWARD LOOKING STATEMENTS ARE REASONABLE, WE CAN GIVE NO ASSURANCE THAT SUCH EXPECTATIONS WILL PROVE TO BE CORRECT. YOU ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE ON THESE FORWARD LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE HEREOF. WE UNDERTAKE NO OBLIGATION TO UPDATE ANY OF OUR FORWARD LOOKING STATEMENTS FOR ANY REASON.

                           RESULTS OF OPERATIONS

     We acquired a 7.25 percent working interest and a 5.4375 percent net revenue interest in certain pooled leases in the Lindholm-Hanson Gas Unit and Wells (the "Unit") on September 2, 2005, with an effective date of July 1, 2005. We have provided a discussion below of the results of operations for the period from January 1, 2005 through September 19, 2005, for the acquired Unit. The Lindholm- Hanson Gas Unit began producing in March 2004.

Results of Operations

     During 2004, the sellers of the Unit drilled 5 producing gas wells and from the new wells the Unit earned total revenues of $2,155,851. The cost of production and depletion of the five wells for the year came to $478,508, leaving a net income of $1,677,343.

     By September 19, 2005, the sellers had drilled another four wells which were successful. The four new wells pushed revenues to $2,806,700 for the period from January 1, 2005 until September 19, 2005, which was a 123% increase over the same period last year. The cost of production and depletion totaled $867,460, leaving a net income of $1,939,240.

Liquidity and Capital Resources

2004

     At the end of 2003, the owners of the Unit were required to invest a nominal amount of cash of $99,002 to start the drilling of the first wells. By December 31, 2004, the Unit had drilled five wells with a net capitalized cost of $1,487,237 and had total current assets of $692,504 of which $573,747 was in accounts receivable and $118,757 in drilling advances. The Unit's current liabilities at December 31, 2004 were $129,236, which gave the Unit a positive working capital of $563,268 at year end. The Unit's total gas properties as of December 31, 2004 totaled $2,304,291.

2005

     By September 19, 2005, the sellers had drilled four additional wells and its net capitalized costs to date were $2,304,291 and its current assets at September 19, 2005 totaled $713,309. The Unit's current assets were derived from accounts receivable outstanding of $664,679 and $48,630 in drilling advances. With the current assets totaling $713,309 and its current liabilities of $224,360, the Unit's working capital for the nine months ended September 19, 2005 totaled $488,949. The Unit's total gas properties as of September 19, 2005 totaled $3,017,600.

     The additional working capital at the end of 2004 of $563,268 and $488,949 at September 2005, gave the owners of the Unit the additional capital needed to continue the drilling program to develop the field.

Cash Flow Activities

2004

     The Unit was in the beginning stages of its development with multiple mineral owners investing capital to develop the field. In 2004, five wells were drilled and $1,355,072 in cash was received by production of the wells and we have made the assumption that the current owners reinvested the cash in the Unit. An additional $270,185 in cash was necessary by the current owner contributions to fund the total capital expenditures for 2004 of $1,625,257.

2005

     In the year 2005 the five wells were producing on a regular basis along with four newly drilled and developed wells. We have made the assumption that the owners invested the cash received from its operations into the capital expenditures for the wells. The net cash received from operations was $2,516,841 of which $1,317,625 was reinvested and the balance of $1,199,216 was assumed to have been distributed to the current owners.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

     Effective September 2, 2005, we entered into the Purchase and Sale Agreement with the Sellers, as described above, and agreed to pay the Sellers an aggregate of $8,750,000 for the interests described above on the Closing date, which payment was made to the Sellers on September 19, 2005.

ITEM  9.01  FINANCIAL  STATEMENTS  AND  EXHIBITS

     (A)  FINANCIAL  STATEMENTS  OF  THE  LINDHOLM-HANSON  GAS  UNIT:

          Attached hereto as Exhibit 99.1.

     (B)  PRO  FORMA  FINANCIAL  INFORMATION:

          Attached hereto as Exhibit 99.2.

     (C)  EXHIBITS:


     10.1(1)     September 2, 2005 Purchase and Sale Agreement

     10.2(2)     Securities Purchase Agreement

     10.3(2)     Secured Term Note

     10.4(2)     Reaffirmation and Ratification Agreement

     10.5(2)     Funds Escrow Agreement

     10.6(2) Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production in Wharton County, Texas

     10.7(2) Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production in McMullen County, Texas

     10.8(2)     Mortgage,  Deed  of  Trust,  Security  Agreement,
                 Financing Statement and Assignment of Production in
                 Matagorda County, Texas
     99.1*       Financial Statements of Lindolm-Hanson Gas Unit

     99.2*       Pro Forma Financial Information


(1) Filed as exhibit 10.1 to our Report on Form 8-K filed with the Commission on September 7, 2005, and incorporated herein by reference.

(2) Filed as exhibits to our Report on Form 8-K filed with the Commission on September 22, 2005, and incorporated herein by reference.

* Filed herewith.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEW  CENTURY  ENERGY  CORP.


                                            /s/  Edward  R.  DeStefano
                                           -----------------------------
                                           By:  Edward R. DeStefano,
                                                President


 Date: May 8,  2006